UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011 (March 10, 2011)

ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 397-0611

(Former name or former address if changed since last report.):  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on November 23, 2010 in a Current Report on Form 8-K, on November 23, 2010, Armstrong World Industries, Inc. (the “Company”) entered into an amended and restated credit agreement (the “November 2010 Amended and Restated Credit Agreement”) among the Company, the other borrower and guarantors named therein, Bank of America, N.A., as administrative agent and collateral agent, the other lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, Barclays Bank PLC, as documentation agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc. and Barclays Capital, the investment banking division of Barclays Bank, PLC, as co-lead arrangers and joint book managers.  The November 2010 Amended and Restated Credit Agreement provides the Company with a $250 million revolving credit facility (the “Revolving Credit Facility”), with sublimits for letters of credit and swing-line loans and provides a $250 million term loan A (“Term Loan A”) and a $550 million term loan B (“Term Loan B”).

On March 10, 2011, the Company entered into Amendment No. 1 (“Amendment No. 1”) pursuant to which the following amendments were effected with respect to Term Loan B:

•	The applicable margin for borrowings under Term Loan B was reduced (i) to 2.00% from 2.50% with respect to base rate borrowings and (ii) to 3.00% from 3.50% with respect to LIBOR borrowings;

•
 The maturity date for Term Loan B was extended from May 23, 2017 to March 10, 2018.  Until maturity, quarterly amortization payments on Term Loan B will continue in an amount equal to 0.25% of the original principal amount of Term Loan B; and

•	The minimum interest rate for borrowings under Term Loan B was reduced from 1.50% to 1.00%.

In connection with the amendments to Term Loan B, the Company paid a prepayment premium in an amount equal to one percent (1%) of the principal amount of Term Loan B. For accounting purposes, this premium will be amortized over the term of Term Loan B. If the Company makes a voluntary prepayment of Term Loan B within six months of March 10, 2011 in connection with any new or additional term loans that have an effective interest rate margin or weighted average yield that is less than the applicable rate for, or weighted average yield of, Term Loan B, the Company must pay a prepayment premium in an amount equal to one percent (1.0%) of the principal amount repaid.

The description of Amendment No. 1 does not purport to be complete and are qualified in their entirety by reference to Amendment No. 1, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 dated as March 10, 2011 among the Company, the other borrower and the guarantors named therein and Bank of America, N.A., as administrative agent.
99.1	Press Release dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Stephen F. McNamara
Stephen F. McNamara, Vice President and Controller

Date:	March 11, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 dated as March 10, 2011 among the Company, the other borrower and the guarantors named therein and Bank of America, N.A., as administrative agent.
99.1	Press Release dated March 10, 2011

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